UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2020

Everbridge, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37874	26-2919312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Corporate Drive, Suite 400, Burlington, Massachusetts	01803
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 230-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EVBG	The Nasdaq Stock Market LLC (The Nasdaq Global Market)

Item 8.01	Other Events.

Everbridge, Inc. (“Everbridge”) is filing this Current Report on Form 8-K to provide a copy of the legal opinion of Elliot J. Mark, Senior Vice President, General Counsel and Secretary of Everbridge, relating to the legality of Everbridge’s common stock, par value $0.001 per share, to be offered and sold pursuant to Everbridge’s Registration Statement on Form S-3 (File No. 333-229239) and the related prospectus supplement, dated March 2, 2020, and filed with the U.S. Securities and Exchange Commission pursuant to Rule 424 under the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Elliot J. Mark, Senior Vice President, General Counsel and Secretary of Everbridge, Inc.

23.1	Consent of Elliot J. Mark (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Everbridge, Inc.
Dated: March 2, 2020
	By:	/s/ Elliot J. Mark
Elliot J. Mark Senior Vice President, General Counsel and Secretary